UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008

ARYX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33782	77-0456039
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6300 Dumbarton Circle Fremont, California	94555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 585-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

1. Lighthouse Promissory Note

The disclosure under Item 2.03 below is incorporated herein by reference.

2. Amendment to Procter & Gamble License, Development and Commercialization Agreement

On February 29, 2008, ARYx Therapeutics, Inc. (the “Company”) entered into an Amendment to License, Development and Commercialization Agreement with Procter & Gamble Pharmaceuticals, Inc. (“P&G”) (the “Amendment”). The Amendment amends the Company’s existing License, Development and Commercialization Agreement between the Company and P&G, dated June 30, 2006 (the “Original Agreement,” and together with the Amendment, the “License Agreement”).

Pursuant to the Original Agreement, P&G is obligated to deliver the final results of the thorough QT study (the “Study”) to the Company within a defined time period following the locking of the database.  The Amendment sets a new milestone date to extend the period of time for an analysis of the data and results from the Study. The large size of the Study produced at least 20,000 electrocardiogram (“ECG”) data points that require analysis. The Company and P&G have mutually agreed to use a third-party firm to perform a manual analysis of the ECGs which cannot be completed in the time period originally anticipated.  To allow for sufficient time to complete this analysis, the Original Agreement between the Company and P&G has been amended to extend the timeline for final results.  The original target set by the Company to receive the Study results in the first half of 2008 remains unchanged.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the License Agreement. A copy of the Original Agreement was previously filed as Exhibit 10.17 to the Company’s Registration Statement on Form S-1/A (File No. 333-145813), as amended, filed with the Securities and Exchange Commission (the “SEC”) on October 3, 2007.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 29, 2008 (the “Funding Date”), the Company borrowed from Lighthouse Capital Partners V, L.P. (“Lighthouse”) $9,000,000 and, in return, issued a Secured Promissory Note dated February 29, 2008 to Lighthouse in the principal amount (the “Principal Amount”) of $9,000,000 (the “Note”), pursuant to the terms of that certain Loan and Security Agreement No. 4521 by and between the Company and Lighthouse, dated March 28, 2005, as amended on April 22, 2005, July 25, 2005, June 27, 2006, August 30, 2007 and October 19, 2007 (the “Original Loan Agreement”) and as amended by that certain Amendment No. 6 to the Loan Agreement, dated February 22, 2008, by and between the Company and Lighthouse (the “Loan Amendment,” and together with the Original Loan Agreement, the “Loan Agreement”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Note and the Loan Agreement. The form of the Note was previously filed as Exhibit B-1 to Amendment No. 5 of the Original Loan Agreement, which was previously filed as Exhibit 10.19 to the Company’s Registration Statement on Form S-1/A (File No. 333-145813), as amended, filed with the SEC on October 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 3, 2008

ARYX THERAPEUTICS, INC.

By:	/s/ David Nagler
David Nagler
Vice President, Corporate Affairs and Secretary